UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): September 20, 2012
Diamond Resorts Corporation
(Exact name of registrant as specified in its charter)

Maryland	333-172772	95-4582157
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10600 West Charleston Boulevard, Las Vegas, Nevada		89135
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 702-684-8000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Diamond Resorts Corporation (the “Company”) is filing this Report on Form 8-K/A (this “Amendment No. 1”) to provide a GAAP reconciliation and related disclosure for certain non-GAAP financial measures contained in the presentation materials included in the disclosure under Item 9.01, Financial Statements and Exhibits, in the Company’s Report on Form 8-K filed with the Securities and Exchange Commission on September 20, 2012 (the “Original Filing”). This Amendment No. 1 includes the additional disclosure under Item 7.01, Regulation FD Disclosure, and a new Exhibit 99.1 that includes the GAAP reconciliation is attached to this Amendment No. 1, replacing the original Exhibit 99.1 in its entirety. The remainder of the Original Filing is unaffected by this Amendment No. 1.

Item 7.01. Regulation FD Disclosure.
Diamond Resorts Corporation (the “Company”) is furnishing presentation materials to be discussed at the Imperial Capital Global Opportunities Conference on September 20, 2012, included as Exhibit 99.1 to this Report on Form 8-K.
The presentation materials included in Exhibit 99.1 may be deemed to contain non-GAAP financial measures. As a general matter, the Company uses any non-GAAP measures in addition to and in conjunction with results presented in accordance with GAAP. Among other things, the Company believes that certain non-GAAP financial measures are useful to investors in evaluating its operating performance because non-GAAP financial measures are widely used by investors and securities analysts to measure a company’s operating performance without regard to items that can vary substantially from company to company depending upon financing and accounting methods, book values of assets, capital structures and the methods by which assets were acquired. In addition, the Company believes that by comparing certain non-GAAP financial measures in different historical periods, the Company can evaluate its operating results without the additional variations of interest income or expense, income tax provision or benefit, depreciation and amortization expense and the vacation interest cost of sales expense.
These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with the Company’s GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the Company’s results of operations and the factors and trends affecting the Company’s business. However, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.
The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is furnished as part of this Report on Form 8-K:

99.1	Diamond Resorts Corporation Presentation Materials at the Imperial Capital Global Opportunities Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diamond Resorts Corporation
September 27, 2012	By: /s/ Lisa M. Gann Name: Lisa M. Gann Title: Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
99.1	Diamond Resorts Corporation Presentation Materials at the Imperial Capital Global Opportunities Conference

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